               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated February 10, 2004 in Pre-Effective Amendment Number 1 to the Registration Statement (Form N-2, No. 333-111835 and 811-21241) of RMR Real Estate Fund.



                                            /s/ Ernst & Young LLP




Boston, Massachusetts
February 20, 2004